SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 16:-	SUBSEQUENT EVENTS

On February 7, 2018, the Company declared a special cash dividend of $0.29 per ordinary share to be paid to shareholders of record as of February 21, 2018, payable on March 14, 2018. The dividend payment is subject to withholding tax of 20%.

The Company also adopted a dividend policy pursuant to which it intends to pay a quarterly cash dividend in the range of $0.10-$0.15 per share up to the lesser of 50% of the reported net income attributable to controlling interest (i) on a quarterly basis or (ii) on a year-to-date basis, subject in each case to approval by its board of directors.